Exhibit 99.1

Independent Accountant’s Report
on Applying Agreed-Upon Procedures

Veros Credit, LLC
2333 North Broadway, Suite 400
Santa Ana, CA 92708

And

Deutsche Bank Securities Inc.
60 Wall Street, 5th Floor
New York, NY 10005

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Veros Credit, LLC (referred to herein as the “Company” or “Responsible Party”) and Deutsche Bank Securities Inc., together with the Company, the “Specified Parties”, related to their evaluation of certain information with respect to a portfolio of automobile secured receivables in connection with the issuance of automobile receivable-backed notes by Veros Auto Receivables Trust 2017-1 (the “Proposed Transaction”). The Company is responsible for the automobile receivable records.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For the purpose of this report:

(i)
The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction and shall be herein referred to as the “Loan Data File”;

(ii)	Certain data fields in the Loan Data File shall be herein referred to as “Specified Attributes”;

(iii)	The term “Automobile Loan Contract” or “Contract” means automobile installment sales contracts secured by new and used automobiles;

(iv)	The term “Automobile Loan Contract File” or “Contract File” means an electronic image file containing the installment sales contract, evidence of title and credit application;

(v)	The term “Obligor” means the borrower(s) stated on the installment sales contract; and

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(vi)
The term “Customer Service Screen” refers to a screen image that Veros Credit, LLC’s management represented as information from its accounting system, which includes the loan history and the attributes related to the Contracts, as well as the Company’s electronic document imaging system.

The procedures we performed and the associated findings are as follows:

Agreed-Upon Procedures
On October 2, 2017, representatives of the Company provided us with the Loan Data File containing, as represented to us by the Company, data as of September 30, 2017. The Loan Data File contained 17,328 individual customer loans, herein referred to as the “Underlying Assets,” which management indicated represent the entire population of the Underlying Assets in the Proposed Transaction. We were instructed by the Specified Parties to perform the agreed-upon procedures on the Underlying Assets in the Loan Data File.

From October 2, 2017 through October 4, 2017, representatives of the Company provided us certain documentation (the “Source Documents” as listed in the attached Appendix A) related to the respective Underlying Assets.

At the request of the Specified Parties, we randomly selected 150 individual customer accounts from Loan Data File and we compared the Specified Attributes set forth in the Loan Data File to the corresponding Source Documents. The Company provided electronic Automobile Loan Contract Files for the 150 underlying’s selected.

Attribute Number	Specified Attribute
1	Name of obligor
2	Contract identification number
3	Amount financed
4	Original Term
5	Monthly payment
6	Annual Percentage Rate (APR)
7	Manufacturer
8	Vehicle model
9	Vehicle identification number
10	Obligor state
11	Required first payment date
12	Dealer state address

In addition to the procedure described below, for each of the items in the 150 underlying’s selected, we observed the presence or noted the following in electronic image format:

•	The signed credit application

•	The signed Contract

•	Title Document

As it relates to the Title Document, we sighted an electronic image of the Title Document and noted that the Company was named on such image as the Secured Party. If the image of the Title Document was not available in the Contract File, we observed evidence of a perfected lien on the Company’s DealerTrac portal website citing the Company as the Secured Party. In instances where the Title Document was not available and the note date is fewer than 60 days from the September 30, 2017 date, we observed evidence of a title application noting the Company as the Secured Party or lienholder.

As it relates to Specified Attribute 1, we also compared the first and last name of the Obligor on the Title Document (or the equivalent as noted above) to the first and last name of the Obligor on the Contract.

As it relates to Specified Attribute 2, we compared the Contract identification (account) number from the Customer Service Screen to the Loan Data File.

As it relates to Specified Attribute 6, unless otherwise noted, such percentages are deemed to be in agreement if differences are attributable to rounding.

As it relates to Specified Attributes 7 through 9, we also agreed this information to the Title Document (or equivalent) if such information was listed on the Title Document (or equivalent).

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding 150 underlying’s selected.

Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Specified Attributes set forth in the Loan Data File were found to be in agreement with the above-mentioned Receivable Documents.

RSM US LLP (RSM) should not be regarded as having in any way warranted or given any assurance as to:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for the purposes of RSM performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; or

•	The compliance of the originator of the assets with federal, state and local laws and regulations.

The engagement, procedures or report were not intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the notes being offered in the Proposed Transaction and RSM expresses no opinion on the current value of these notes. RSM should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to, Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of disclosures related to the Proposed Transaction or whether any material facts have been omitted from the Responsible Party.

We make no representation as to the (i) actual characteristics or existence of the underlying documents or data comprising of the Automobile Loan Contracts underlying the Loan Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Automobile Loan Contracts, or (iii) reasonableness of any of the aforementioned assumptions or information. The procedures performed were applied based on assumptions and information provided to us by the Specified Parties, without verification or evaluation of such assumptions, documents and information by us.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information set forth in the Loan Data File is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these Specified Parties.

Los Angeles, California
October 12, 2017

Appendix A to Independent Accountant’s Report
on Applying Agreed-Upon Procedures
Issued by RSM US LLP dated October 12, 2017

Specified Attributes and Source Documents

Attribute Number	Specified Attribute	Source Documents
1	Name of obligor	Automobile Loan Contract, Title Document (or equivalent)
2	Contract identification number	Customer Service Screen in contract accounting system
3	Amount financed	Automobile Loan Contract
4	Original Contract Term	Automobile Loan Contract
5	Monthly payment	Automobile Loan Contract
6	Annual Percentage Rate (APR)	Automobile Loan Contract
7	Manufacturer	Automobile Loan Contract & Title Document (or equivalent)
8	Vehicle model	Automobile Loan Contract & Title Document (or equivalent)
9	Vehicle identification number	Automobile Loan Contract & Title Document (or equivalent)
10	Borrower state	Automobile Loan Contract
11	Required first payment date	Automobile Loan Contract
12	Dealer state	Automobile Loan Contract